NASDAQ: MEIP Corporate Overview Novel drug candidates to address known resistance mechanisms to standard-of-care cancer therapies May 21, 2024

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Clinical-stage Oncology Company Evaluating Novel Drug Candidates to Address Known Resistance Mechanisms to Standard-of-care Cancer Therapies Significant Addressable Markets Near-term Value Drivers Clinical Data Support Combinations Cash sufficient to fund operations for at least the next 12 months Two Novel Drug Candidates 3 Science Driven Development of Combination Therapies

Two Novel Oncology Drug Candidates

VORUCICLIB: Oral CDK9 Inhibitor

- **Plan to initiate Phase 2 arm in R/R AML 2025**
- Encouraging results in AML patients treated, including 42 in combination with venetoclax (Venclexta®)
- Mutation agnostic therapy: potential to address larger % of AML population than menin, FLT3 or IDH inhibitors

ME-344: Novel Inhibitor of OXPHOS

- **Clinical data support combination with bevacizumab (Avastin®) in metastatic colorectal cancer**
- Novel approach intended to address cancers where VEGF inhibition is SoC
- Readying new formulation for Phase 1

Investigational Agents	Therapeutic Area	Combination	Pre-IND	Phase 1/1b	Phase 1/2
Voruciclib Oral CDK9 Inhibitor	Acute Myeloid Leukemia Relapsed/refractory (2L+)	Single-agent	Completed		
		VENCLEXTA® (venetoclax)	Ongoing		
	Solid Tumors*	Single-agent & Vemurafenib	Completed		
ME-344 OXPHOS Inhibition	HER2-negative Breast Cancer**	AVASTIN® (Bevacizumab)	Completed		
	Colorectal Cancer Relapsed	AVASTIN® (Bevacizumab)	Completed		
	Solid Tumors	VEGF Inhibitors (Bevacizumab & tyrosine kinase inhibitors)	New Formulation		

*Three Phase 1 Studies in a total of 77 patients. **Phase 0 window of opportunity study: investigator initiated; placebo controlled.

MEIPharma 4

Voruciclib: A Selective Oral CDK9 Inhibitor Drug Candidate

Voruciclib: A Selective Oral CDK9 Inhibitor with Potential to Address Hematologic Malignancies and Solid Tumors

Voruciclib Inhibits CDK9 Leading to Decreased Mcl-1 and Myc Proteins



P-TEFb
CDK9
Cyc T
Voruciclib
CDK9
Cyc T
P
P
P
P
Transcription of MCL1 & MYC
Stabilization of MYC protein
Pol II
MYC
DNA

Myeloid leukemia 1 (MCL-1):
An antiapoptotic protein of the BCL-2 family that prevents apoptosis by binding to the pro-apoptotic BCL-2 proteins.

Myc proto-oncogene:
A transcription factor that promotes cell growth and proliferation and regulates cell metabolism.

Voruciclib is Differentiated

- **Oral administration**
  - Favorable PK: Half-life of 26-32 hours allows once a day dosing
- **Selective**
  - Higher specificity *and* longer residence time on target vs CDK 6, 4 &1
  - Greater selectivity against CDKs relative to other kinases
- **Potent**
  - IC50 from 0.2 to 1.7 μM in various cell lines

Voruciclib Displays Selectivity and Specificity to CDK9

CDK / Cyclin	K_i (nM)	Residence Time (s)
CDK9 / Cyc T2	0.63	105
CDK9 / Cyc T1	1.68	151
CDK6 / Cyc D1	2.92	3.5
CDK4 / Cyc D1	3.96	4.8
CDK1 / Cyc A2	9.10	55
CDK2 / Cyc A2	55.1	19

MEIPharma

Dey, et al. Sci Reports (2017) 7(1):8007. Luedtke, et al. Signal Transduct Ther (2020) 5(1):17. Wiley, et al. Cancer Research (2021) 81(13 supp):1962

6

MCL-1: Increase associated with poor prognosis in AML and several B-cell malignancies Upregulation is an established venetoclax resistance mechanism Venetoclax inhibits BCL2 but can lead to stabilization of Mcl-1 MYC: Over expressed in many cancers, including those with KRAS mutations CDK9 inhibition leads to reduced transcription and stability of MYC Voruciclib inhibits MCL-1 and MYC via CDK9 inhibition 7 Both Mcl-1 and Myc Proteins Represent Important Therapeutic Targets for Hematologic Malignancies and Solid Tumors

Voruciclib is a Novel *Oral* CDK9 Inhibitor in Development for R/R AML in Combination with Venetoclax

Voruciclib Program Overview

- Significant clinical experience: Over 150 patients treated to date, 82 with hematological malignancies and 77 with solid tumors
- Current focus on combination with venetoclax in R/R AML:
  - Addresses established venetoclax resistance mechanism
  - High Need: Poor outcomes with current salvage therapies after venetoclax failure
  - Phase 1 continues enrolling with additional combination readouts in H2 2024

Planned Dose Optimization in H2 2024 Followed by Ph 2 arm at RP2D in 2025, Creating Robust Ph 3 Read Package:

- Over 100 pts with r/r AML, including ~85 administered V+V, ~40 at RP2D

(Phase 2 study arm subject to FDA advice)

MEIPharma

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Poor Outcomes Post Venetoclax Failure in Patients with No Actionable Mutations Maiti, A., et. al., Haematologica 2021: 106(3. Maiti, A., et. al.,  Blood 2023: 142 (Supplement 1): 4289. Zainaldin, C., et. al., Leuk Lymphoma 2022: 63(13):3245-3248. Daver, N., Blood (2022) 140 (Supplement 1): 141–144: 9 * Includes: intensive chemo based, non-intensive chemo based, single agent targeted therapy, immunotherapy, Allo-SCT Various Regimens* Venetoclax +decitabine/ cedazuridine IC, targeted therapy, clinical trial Ven+AZA +Magro CR+CRh/CRi in Venetoclax Exposed R/R AML Patients1 Achieving a Complete Response Rate of ≥20% with VORU+VEN in R/R AML Would Represent a Significant Improvement Over Current Options CR+CRh/CRi Rates for Non-mutation Targeted Regimens Range from 6-12.5% in Patients Previously Exposed to Venetoclax

High Unmet Need Remains for ≥50% of AML Population With No Actionable Mutations 10 1. Miyamoto, K., et. al., Int J Mol Sci. 2020;21(14):5114. 2. Malani, D., Cancer Discov. 2022;12(2):388-401 Diagram is for illustrative purposes. In comparison, approximately 30%, 30% and 20% of AML patients have NPM1, FLT3 and IDH1/2 mutations, respectively1. In one study, approximately 80% of patients with an NPM1 mutation had a co-mutation in either FLT3, IDH1/2 or both2 High Need For Mutation Agnostic Therapy: There is significant overlap across mutation sub-populations1 50-55% of AML Patients Do Not Have Actionable Mutations1,2

Large Potential Addressable Population with High Unmet Need for Mutation Agnostic Therapy

Use of Venetoclax Based Therapy Increasing Across AML Treatment in Various Combinations

- Venetoclax + HMA is entrenched as the dominant SOC in 1L unfit and expected to grow
- Ongoing studies expected to shift use of mutation targeted agents up to 1L in combination with Venetoclax + HMA backbone as triplet regimens
- Novel venetoclax combinations being studied in R/R AML

Venclexta sales were ~$2.3B in 2023 WW across all indications; projected to grow to ~$3.3B by 2028

~6K Addressable Patient Population for Mutation Agnostic Therapy in Patients with R/R AML



Addressable population in R/R AML will grow as use of mutation targeted agents moves up to 1L
~12K Patients
≥50% w/ No Actionable Mutation
~6K Patients
R/R AML Treatable Annually (U.S.)
R/R AML Treatable w/o Actionable Mutations Annually (U.S.)

Sources: Evaluate, April 2024; Clarivate November 2023

MEIPharma

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Preclinical Studies Demonstrate Voruciclib Suppresses Mcl-1 and Synergizes with Venetoclax in AML Murine Xenograft Model Luedtke, et al. Signal Transduct Ther (2020) Extends Survival in MV4-11 Tumor c. Suppresses Mcl-1 Level Increases Apoptosis VOR (nM) VEN (nM) 0 0 0 12.5 0 25 0 50 500 0 1000 0 2000 0 1000 12.5 1000 25 2000 12.5 2000 25 VEN VOR VOR + VEN a. b. 12 Voruciclib also synergizes with venetoclax in CLL patients1,2 and in High Risk DLBCL Murine Models3 1. Lesnick et al. J Clin Oncol.2020;38(15_suppl):e20009; 2. Paiva et al, PLoS ONE. 2015;10(11):e0143685; 3. Dey et al. Nature Sci Rep. 2017; 7:18007

Ph 1/2 Study to Generate Data on ~106 Patients With R/R AML Administered Voruciclib Alone or with Venetoclax

Study Population
- Relapsed/Refractory AML
- Relapsed/Refractory B-cell malignancies

Dose escalation with standard 3+3 design
- Single agent
- Combination with venetoclax

Endpoints
- Safety and tolerability
- Pharmacokinetics
- Biologic correlative studies
  - BH3 profiling, MCL-1 expression
  - Molecular mutation analysis
- Preliminary activity

Ongoing Phase 1 Evaluation of Voruciclib + Venetoclax in R/R AML:
(N = ~66 pts in dose escalation and expansion cohorts)

	$IS_{2w,2w}$	$IS_{3w,1w}$	RP2D & Schedule
Dose Escalation	N=29 50 mg to 300 mg	N=12 150 mg to 300 mg	
Dose Expansion	N=12 300 mg	N=12 250 mg*	
Phase 2 Arm			N=20

* Final dose determination to be based on data from escalation cohort.

- $IS_{2w,2w}$: Intermittent dosing of voruciclib daily for 2 weeks in a 4-week cycle.
- $IS_{3w,1w}$: Intermittent dosing of voruciclib daily for 3 weeks in a 4-week cycle.
- RP2D: Recommended Phase 2 Dose

Plan to Initiate a Phase 2 Study Arm in 2025 After Determining Recommended Phase 2 Dose and Schedule
(Phase 2 study arm subject to FDA advice)

MEIPharma
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Single-Agent Voruciclib Well-Tolerated, Showed Clinical and Biomarker Activity inAML & CLL

Voruciclib up to 200mg for 14 days in a 28-day Cycle Demonstrated Anti-Leukemic Activity . . .

Single-agent activity (AML, n=21) at low dose studied in heavily pretreated patients:

- 1 Patient: MLFS (81 yo, 4 prior lines, adverse mutations & cytogenetics)
- 5 of 10 pts with AML at 200mg had stable disease
- 2 patients had differentiation syndrome demonstrative of biological activity

. . . and Was Well-tolerated on Intermittent Dosing

- No dose-limiting toxicity*
- No drug-related neutropenia
- No Grade 3+ drug related toxicity
- No discontinuation due to drug related toxicity

- Patient characteristics: 21 AML, 19 B-cell malignancies; Median prior therapies: 3 (range, 1-8)

Dose escalation in Cohort 2 was stopped at 200 mg before reaching the MTD on this schedule to focus on evaluation of combination with venetoclax.

Single-Agent Correlative Studies Demonstrates on-Target Biologic Activity



RNA Pol II p-S2
Standardized MFI Normalized to day 1 predose
120
110
100
90
80
70
60
50
6h
24h
100 mg
150 mg
200 mg

AML

Analysis of patient AML blasts showed a decrease in RNA Pol II phosphorylation after voruciclib treatment. CDK9 directly phosphorylates RNA Pol II.



MCL-1
0.84
0.26
0.31
p-value
Expression Change (Vs. Baseline)
1.5
1.0
0.5
0.0
Baseline
6-hr
Day 8
EOT
Timepoint

CLL

Longitudinal transcriptomic analysis of blood samples from CLL patients shows a trend towards reduced Mcl-1 mRNA.

MEIPharma

Davids et al, ASH 2023

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Evidence of Activity and Tolerability in Dose Escalation Groups of Voruciclib Plus Venetoclax in R/R AML All V+V patients are heavily pretreated with a median of 2 prior therapies (range 1-7) including venetoclax in 28/29 patients 15 MEI Data on file 29 patients in dose escalation cohorts (IS2w,2w) Clinical activity observed: Responses Reduced transfusions Improved blast counts Mcl-1 decreases, including: A greater decrease at a higher dose Response related decreases No DLTs observed No significant increase in myelosuppression PK analysis does not show drug-drug interaction

Combination Arm Characteristics: Patients Typically Heavily Pretreated With a Median of 3 Prior Therapies and High Rate of Adverse Molecular and Cytogenetic Features 16   Total (N=29) 2017 ELN Risk Category Favorable Intermediate Adverse 3 (11%) 5 (17%) 21 (72%) Poor Cytogenetics Patients with adverse cytogenetics 14 (48%) Adverse Molecular Mutations Patients with adverse mutations TP53 ASLX1 RUNX1 GATA2   19 (66%) 7 (24%) 7 (24%) 4 (14%) 2 (7%) Baseline Bone Marrow Blast Median (range) 45% (2-77%) N = 29 Number of prior therapies Median (range) ≥3 prior 3 (1-7) 15 (52%) Prior HSCT 9 (31%) Prior venetoclax 1st line ≥2nd line 28 (97%) 14 (50%) 14 (50%) Prior anthracyclines 18 (62%) Median age 67 years (range 34-89) 15 (52%) had ≥3 prior lines 28/29 (97%) treated with venetoclax in earlier line of therapy 21 (72%) with adverse 2017 ELN Risk Category MEI Data on file

Voruciclib Dosed up to 300 mg Appeared Generally Well-Tolerated with No Apparent Dose Response to Adverse Events Reported 17   (50 mg QOD) (N=6) (50 mg QD) (N=3) (100 mg QD) (N=4) (150 mg QD) (N=4) (200 mg QD) (N=4) (250 mg QD) (N=4) (300 mg QD) (N=4) Total (N=29) Nausea 0 0 2 (50.0) 3 (75.0) 2 (50.0) 1 (25.0) 2 (50.0) 10 (34.5) Platelet Count Decreased 0 1 (33.3) 1 (25.0) 3 (75.0) 1 (25.0) 1 (25.0) 1 (25.0) 8 (27.6) Febrile Neutropenia 0 1 (33.3) 2 (50.0) 2 (50.0) 0 1 (25.0) 1 (25.0) 7 (24.1) Anaemia 0 0 2 (50.0) 2 (50.0) 0 1 (25.0) 1 (25.0) 6 (20.7) Hypokalaemia 0 0 2 (50.0) 1 (25.0) 2 (50.0) 1 (25.0) 0 6 (20.7) Cough 2 (33.3) 0 1 (25.0) 1 (25.0) 1 (25.0) 0 0 5 (17.2) Diarrhoea 1 (16.7) 0 1 (25.0) 1 (25.0) 1 (25.0) 1 (25.0) 0 5 (17.2) Dyspnoea 2 (33.3) 0 1 (25.0) 1 (25.0) 0 1 (25.0) 0 5 (17.2) Fatigue 0 0 0 3 (75.0) 1 (25.0) 0 1 (25.0) 5 (17.2) Stomatitis 2 (33.3) 0 1 (25.0) 1 (25.0) 0 0 0 4 (13.8) Vomiting 0 0 1 (25.0) 0 0 2 (50.0) 1 (25.0) 4 (13.8) Anxiety 1 (16.7) 0 2 (50.0) 0 0 0 0 3 (10.3) Corona Virus Infection 1 (16.7) 0 0 1 (25.0) 1 (25.0) 0 0 3 (10.3) Hypotension 1 (16.7) 0 1 (25.0) 1 (25.0) 0 0 0 3 (10.3) Ph 1 Study Treatment Emergent Adverse Events in ≥10% of Patients MEI Data on file

Responses and Blast Count Reductions Demonstrate Evidence of Anti-Leukemic Activity in Heavily Pretreated Patients After Venetoclax Failure 18 ≥100 50% of Evaluable Patients with Pre/Post Bone Marrow Had a Decrease in Blast 85% (17/20) of patients administered voruciclib at ≥100 mg achieved response or stable disease: 3 patients achieved a response 2 patients achieved a complete response with incomplete hematologic recovery (CRi) 1 patient achieved a morphologic leukemia-free state (MLFS) Each responding patient received venetoclax in an earlier line of treatment. Responses lasted 7 months in one patient, 5 months and ongoing in the second patient; the third patient was referred to stem cell transplant. 14 patients had stable disease, which lasted more than 90 days in 5 patients. Best Change in Bone Marrow Blast Count MEI Data on file

Decreases in Mcl-1 Demonstrate On-target Biological Activity

Greater Decrease in Mcl-1 Protein in Responders



Relative Mcl-1 Protein By Response
Mcl-1 Protein (relative to D1 0h)
250
200
150
100
50
0
D1 0h
D1 6h
D3 0h
D3 6h
D14 0h
D14 6h
Progressive Disease (n=3)
Stable Disease (n=8)
MLFS/CRh/CRi (n=3)
*
**

Mcl-1 Increases After Venetoclax Then Decreases with Voruciclib



Relative Mcl-1 Protein Abundance By Dose
Mcl-1 Protein (mean relative to Day 3)
150
100
50
0
Day 1
pre VEN
Day 3
pre VOR
Day 14
VOR steady state
Cohort 14 (100 mg)
Cohort 15 (150 mg)
Cohort 16 (200 mg)
Cohort 17 (250 mg)

Mcl-1 increases after venetoclax dosing (D1 0h – D3 0h) and decreases after 1st voruciclib dosing (D3 6h), continuing after 12 daily doses (D14 0h)

More Consistent Decrease in Mcl-1 at Higher Doses



Relative Mcl-1 Protein in PBMC
Mcl-1 Protein (relative to D1 0h)
200
150
100
50
0
p=0.0346
D1 0h
D1 6h
D3 0h
D3 6h
D14 0h
D14 6h
Cohort 12
50 mg qod
Cohort 14
100 mg qd
Cohort 15
150 mg qd
Cohort 16
200 mg qd
Cohort 17
250 mg qd

- Preliminary analyses based on available patient samples
- Bars represents mean of Mcl-1 protein levels at various timepoints
- Mcl-1 protein expressed as mean fluorescence normalized to D1 0h or D3 0h

MEIPharma

MEI Data on file

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24 patients had serial blood tests for blasts with values >0 18/24 pts (75%) had decreased balsts on Day 14, at the end of voruciclib dosing 8/18 pts (44%) had increased blasts between Day 14 and 28, when off voruciclib but receiving venetoclax Peripheral Blast Counts Decrease on Voruciclib + Venetoclax Combination (Days 1 to 14) and Rebound with Venetoclax Alone (Days 15-28) 20 Ongoing Phase 1 Study Evaluating Voruciclib administered on days 1 to 21 of the 28-Day Cycle to Extend Voruciclib Exposure MEI Data on file

Near-term Data to Inform RP2D for Phase 2 Study Arm in R/R AML Anticipated Total of ~40 Patients at RP2D & Schedule to Support Phase 3 Ready Program Potential H2 2024 Updates: IS2w,2w Dose Expansion (N=12) IS3w,1w Dose Escalation/Expansion (N=12/12) Phase 2 Study Arm* – Initiation and Data in 2025 RP2D and Schedule: N=~20 *Phase 2 study arm subject to FDA advice

Voruciclib Presents Novel Mechanism to Evaluate Treating a Range of Solid Tumors via MYC Inhibition

Opportunities to Address both Hematologic Malignancies and Solid Tumors MCL-1: Increase associated with poor prognosis in AML and several B-cell malignancies Upregulation is an established venetoclax resistance mechanism Venetoclax inhibits BCL2 but can lead to stabilization of Mcl-1 MYC: Over expressed in many cancers, including those with KRAS mutations CDK9 inhibition leads to reduced transcription and stability of Myc Voruciclib inhibits MCL-1 and MYC via CDK9 inhibition 23 Voruciclib is a Selective Oral CDK9 Inhibitor Targeting Cell Proliferation Regulation

2 weeks on, 1 week off schedule (N = 29 pts) 75 to 850 mg MTD = 600 mg 41% disease control rate Daily continuously schedule (N = 39 pts) 75 to 500 mg MTD = 350 mg 31% disease control rate Safety data No evidence of myelosuppression Most common AEs involved GI tract Single-Agent Phase 1 Studies in Solid Tumors Demonstrated Reduction in MYC and was Generally Well-tolerated at Expected Therapeutic Doses 10 gene biomarkers evaluated in blood in daily dosing study c-MYC expression decreased in ~60% patients tested (n=25) 24 Gupta et al, ASCO 2012; Hao et al, ASCO 2012; MEI Data on file

CDK9 can influence MYC protein stability in KRAS mutant cancer cells

- Mutations in *KRAS* at G12, G13, and Q61 are oncogenic drivers in many cancers, including lung, colorectal, pancreatic, bone marrow, and endometrial carcinomas.
- *KRAS* mutations are frequently accompanied by stabilization of the MYC oncoprotein through increased *MYC* transcription and decreased protein degradation.
- MYC protein stability is mediated by phosphorylation of MYC on Ser 62 by ERK and CDK9 kinases.



Cell Stimulatory Signals
sotorasib
adagrasib
KRAS
RAF
MEK
ERK1
PI3K
GSK3β
MYC protein
degradation
by proteasome
SCF-Fbw7
Ubiquitin
pT58
MYC
(unstable)
pS62
pT58
pS62
MYC
MYC
(stable)
MYC
Pin1
PP2A
Voruciclib
CDK9
Pin1
Transcriptional
activation of
MYC target genes

MEIPharma

Wiley, SE. et al. AACR, 2021.

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VOR inhibited proliferation of KRAS mutant cell lines from multiple indications CRC Esophageal Multiple Myeloma NSCLC Ovarian PDAC VOR inhibited proliferation of cell lines with various KRAS mutations G12C, G12D, G12A, G12V G13C, G13D Q61H Wiley, SE. et al. AACR, 2021 & unpublished. Time (days) Ave tumor weight (mg) 600 500 400 100 200 300 0 0 2 4 6 8 10 12 14 1800 1600 1400 1200 1000 800 600 400 200 0 0 2 4 6 Time (days) Ave tumor weight (mg) 8 10 12 Control VOR 100 mg/kg VOR 50 mg/kg VOR 200 mg/kg 6000 5000 4000 3000 2000 1000 0 0 2 4 6 Time (days) Ave tumor weight (mg) 8 10 12 Control VOR 100 mg/kg VOR 50 mg/kg VOR 200 mg/kg Control VOR 100 mg/kg VOR 200 mg/kg HCT-116 (CRC, KRAS G13D) SW-480 (CRC, KRAS G12V) H460 (NSCLC, KRAS Q61H) Voruciclib Inhibits KRAS Mutant Cell Lines In Vitro and In Vivo in Xenograft Mice 26

Combining Voruciclib with Sotorasib Results in Enhanced Cell Death in an in vivo MIA PaCa-2 Tumor Model Con VOR SOTO Combo DAPI 40X Cell death around each microinjection site measured by nuclear condensation and fragmentation 27 Wiley, SE. et al. AACR, 2021.

ME-344: An OXPHOS Inhibitor Drug Candidate

ME-344: A Novel Inhibitor of OXPHOS with Dual Effect on OXPHOS and Purine Synthesis 1 MEI data on file, 2Lim et al, Am J Cancer Res. 2015, 3Manevich et al, J Pharm and Exper Ther. 2016, 4Hurrish et al, Biochem Pharmacol 2024 Potent Inhibitor of Proliferation nM potency against majority of 240 cell lines from solid tumors and hematologic malignancies1 Inhibition of OXPHOS leads to Reduced mitochondrial membrane potential, increased ROS, and decreased ATP2,3 Induced cell death through multiple signaling pathways Caspase and non-caspase mediated DNA fragmentation Increased AMPK signaling leading to decreased mTOR signaling and destructive autophagy Reduction in de novo Purine Biosynthesis Decreased de novo purine biosynthesis, an important pathway in cancer cells4 29

Novel MOA with OXPHOS inhibition leading to ATP depletion in malignant cells Significant need in large addressable patient populations: anti-angiogenics like bevacizumab and TKIs used in multiple settings as SOC, including: Colorectal, ovarian, renal cell, glioblastoma and pancreatic cancers Clinical data set supporting activity in combination with bevacizumab in a well-tolerated manner, including: Phase 1b study in patients with mCRC and controlled Phase 0 study in HER2 negative breast cancer Current program focuses developing new formulation with potential to increase biological activity, patient convenience and commercial opportunity ME-344 Program Overview: Inducing Synthetic Lethality in Solid Tumors in Combination with Anti-angiogenics

ME-344 blocks the production of ATP by inhibiting the OXPHOS pathway Anti-angiogenic therapies reduce glycolysis Cancer cells switch between mitochondria and glycolytic metabolic pathways to escape the blocking of either energy source The potential to inhibit both mitochondrial energy production via ME-344 and glycolytic energy production via VEGF inhibition is intended to result in metabolic synthetic lethality of cancer cells 3 Energy for cancer cell growth 2 Glycolytic Energy 1 Mitochondrial Energy 4 Tumor cell proliferation and growth ME-344 Avastin X X ME-344: A Novel Combination Approach with Anti-angiogenic Therapies Like Avastin® to Potentially Address Multiple Cancers 31

ME-344 + Regorafenib in CRC Model2 Survival ME-344 Synergizes with Anti-angiogenics in Multiple Murine Solid Tumor Models Resulting in Tumor Growth Delay and Improved Survival 32 1 Navarro et al, Cell Reports 2016, 2 MEI Data on file ME-344 + TKI in PyMT Breast Cancer Model1 Tumor Volume OXPHOS Reduced tumor growth and OXPHOS Tumor Growth Delay Stivarga (60%), ME-344 (4%), Stivarga + ME-344 (96%) ME-344 + Nintedanib in Lung Cancer Models2 Pulm 24 NSCLC: Tumor Volume EBC1 Squamous cell: Tumor Volume Reduced tumor growth Reduced tumor growth, extended survival

Clinical Study Objectives Assess ability of bevacizumab to shift tumor reliance from glycolysis to mitochondrial metabolism Assess ability of ME-344 + Avastin to inhibit tumor proliferation compared to Avastin + placebo Arm A N = 21 Bevacizumab 15 mg/kg day 1 ME-344 10mg/kg days 8, 15, 21 Arm B N = 20 Bevacizumab 15 mg/kg day 1 Saline days 8, 15, 21 Analysis: FDG-PET: days 1 and 28 Biopsy: days 1 and 28 Sponsored by Spanish National Cancer Research Centre Qunitela-Fandino, Clin Cancer Res (2020) 26 (1): 35–45. Establishing Proof of Concept: ME-344 in Combination with Bevacizumab Demonstrates Ki67 Decrease Supporting Novel Therapeutic Strategy to Induce Synthetic Lethality in Tumors 33 Randomized, Controlled Phase 0 Study ME-344 in combination with bevacizumab in treatment-naïve HER2-negative breast cancer patients demonstrated biologic activity as evidenced by a decrease of proliferation biomarker Ki67. ME-344 + Bevacizumab Saline + Bevacizumab

Patients with mCRC disease after failure of standard therapies Primary objective: 16-week PFS Secondary objectives: ORR, OS, safety Continue therapy until disease progression or toxicity Cohort 2 (not enrolled) Option for second 20 patient Cohort 2 if PFS at 4-mo ≥20% in Cohort 34 Cohort 1 (N=23) ME-344 at 10 mg/kg Day 1,8, 15 Bevacizumab 5 mg/kg Day 1, 15 28-day cycle Clinical Support of Concept: Phase 1B Evaluating ME-344 Plus Bevacizumab in Patients with Relapsed Metastatic Colorectal Cancer Cohort 1: Heavily pretreated patient population Median of 4 prior therapies (range 1-8) 100% of patients had prior chemotherapy 100% of patients had prior bevacizumab 39% had prior Lonsurf Tumor characteristics at diagnosis: R & transverse colon: 26% L colon: 43% Rectum: 31% Liver metastases at enrollment: 70% MEI Data on file

Phase 1b Further Supports ME-344 Novel Therapeutic Strategy to Induce Synthetic Lethality 5 of 20 (25%) evaluable patients completed 16 weeks of therapy without evidence of disease progression, exceeding the 20% predetermined threshold as set forth in the Clinical Study Protocol. No overlapping toxicities observed. 2 (9%) patients discontinued therapy due to AE: fatigue considered related to study drugs and sepsis considered unrelated. Most common (≥10%) drug-related adverse events (all grades/grade ≥3): Fatigue in 8 (35%) / 3 (13%). Abdominal pain in 3 (13%) / 2 (9%) patients. Cohort 1 Exceeds Predetermined Non-progression Threshold Generally Well-tolerated MEI Data on file

Phase 1b: Encouraging Progression Free Survival and Overall Survival No. (%) of patients (N = 23) Complete Response 0 Partial Response 0 Stable Disease 9 (39.1%) Progressive Disease 11 (47.8%) Not Evaluable for response 3 (13.0%) Median PFS = 1.9 m (95% CI: 1.6-5.2) 4 m PFS = 31.2% (95% CI: 13.5-50.7) 15 March 2024 Data cutoff Median OS = 6.7 m (95% CI: 3.4-NA) 15 March 2024 Data cutoff MEI Data on file

All Adverse Events in ≥3 Patients   All Subjects (N=23)    N (%) Grade 1 Grade 2 Grade 3 Grade 4 Grade 5 All Grade Fatigue 4 (17.4) 2 (8.7) 3 (13.0) 0 0 9 (39.1) Abdominal pain 3 (13.0) 3 (13.0) 2 (8.7) 0 0 8 (34.8) Diarrhea 2 (8.7) 4 (17.4) 1 (4.3) 0 0 7 (30.4) Constipation 4 (17.4) 1 (4.3) 0 0 0 5 (21.7) Blood sodium decreased 2 (8.7) 2 (8.7) 0 0 0 4 (17.4) Nausea 2 (8.7) 1 (4.3) 1 (4.3) 0 0 4 (17.4) Vomiting 2 (8.7) 1 (4.3) 1 (4.3) 0 0 4 (17.4) Blood bilirubin increased 1 (4.3) 0 2 (8.7) 0 0 3 (13.0) Dehydration 0 0 3 (13.0) 0 0 3 (13.0) Hypertension 0 1 (4.3) 2 (8.7) 0 0 3 (13.0) Leukocytosis 0 0 3 (13.0) 0 0 3 (13.0) Non-cardiac chest pain 3 (13.0) 0 0 0 0 3 (13.0) MEI Data on file

ME-344 to Continue Advancing via Development of a New Formulation ME-344 New Formulation with Potential to: Increase Biological Activity Improve Patient Convenience Enhance Commercial Opportunity New Formulation Update Expected H1 2025

NASDAQ: MEIP Financial Overview

Financial Highlights As of December 31, 2023, MEI had $59.5 million in cash, cash equivalents, and short-term investments with no outstanding debt. The Company believes its cash balance is sufficient to fund operations for at least the next 12 months

NASDAQ: MEIP Corporate Overview Novel drug candidates to address known resistance mechanisms to standard-of-care cancer therapies May 21, 2024